THE HERZFELD
                                CARIBBEAN BASIN
                                FUND, INC.

                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2002

================================================================================
THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

INVESTMENT ADVISOR
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

TRANSFER AGENT & REGISTRAR
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street, 5th Floor
Boston, MA  02116

COUNSEL
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Kaufman, Rossin & Co., P.A.
2699 South Bayshore Drive
Miami, FL  33133

                          Listed NASDAQ SmallCap Market
                                  Symbol: CUBA

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which consists of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia and Venezuela. The fund invests at least 80% of its total assets in a broad range of securities of issuers including U.S.-based companies, which engage in substantial trade with and derive substantial revenue from operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS
================================================================================

                                                                  [PHOTO]
                                                            Thomas J. Herzfeld
                                                          Chairman and President

February 7, 2003

Dear Fellow Stockholders:

We are pleased to present our semi-annual report for the six months ended December 31, 2002.

The Fund paid a long-term capital gains distribution of 7.746(cent) per share on January 15, 2003, to stockholders of record on December 31, 2002; the distribution is taxable to you for calendar year 2002. Adjusting for this payment, the Fund's per share price increased 0.89% for the twelve months and declined 2.30% for the six months ended December 31, 2002. The Fund's net asset value fell 14.1% for the twelve month period, and 10.8% for six months, also adjusted for the distribution.

Performance was boosted by our second largest position, PANAMERICAN BEVERAGE INC. (PB), which is being acquired by COCA COLA FEMSA (KOF), our 9th largest position. Shares of PB doubled from about $10 per share to $20 since the announcement in late December. In typical fashion, the shares of its acquirer, KOF, lost about 15% of their value over the same time period.

EMBARGO WITH CUBA

It is hard to believe that the U.S. embargo against Cuba is now in its 43rd year. The only significant change in U.S. policy in regard to Cuba has been the Trade Sanctions Reform and Export Enhancement Act of 2000. Under this new law, food and agricultural products can be traded with Cuba as long as they are paid for in cash. We expect to see further easing as time goes by, and that belief is apparently held by others. According to the Miami Herald, "Representatives from more than 100 companies, trade associations and government organizations are preparing to attend the second annual U.S.-Cuba Business Conference in Cancun and Havana, Feb. 17-19, to discuss business options." We will be watching to see if the conference yields any new investment options for us. Because of current U.S. laws, however, we are very limited in what we can invest directly in Cuba; that is why our portfolio historically has been invested primarily in companies domiciled elsewhere but could benefit from the lifting of the embargo. For example, we hold significant positions in CARNIVAL CORP. (CCL) and ROYAL CARIBBEAN CRUISES LTD. (RCL). CubaNews, a monthly publication which tracks economic and political news surrounding Cuba, recently stated, "Once restrictions disappear, an estimated 3.5 million U.S. cruise visitors could be arriving annually on modern vessels operated by Carnival, Royal Caribbean Cruise Lines and P&O Princess, which together control 85% of all cruise traffic to the Caribbean."

================================================================================

Pressure appears to be building for a lifting of the travel ban in 2003, says Larry Luxner, editor and publisher of CubaNews. "Next month [March], as many as 10 to 12 U.S. representatives will travel to Cuba as part of the House Cuba Working Group. That'll be the largest Congressional delegation to visit the island since Fidel Castro came to power in 1959," says Luxner. "While the embargo itself is extremely unlikely to be scrapped as long as President Bush is in power, increasing numbers of ordinary Americans are circumventing the laws and visiting Cuba anyway, and I believe it's only a matter of a year or two before they'll be able to visit legally."

In addition, says Luxner, "U.S. companies may already export farm commodities to Cuba on a cash-only basis--and that includes not only food staples like wheat, corn and apples, but also consumer luxuries like Chardonnay wine and even non-food items such as fertilizer, lumber and Kentucky burley tobacco. In 2002, total U.S. farm sales to Cuba came to $155 million, with $230 million in agricultural commodities expected to be sold to Cuba this year. That'll put Cuba among the top 50 importers of U.S. food--meaning that the embargo is already starting to unravel."

LARGEST ALLOCATIONS

The following tables present our largest investment and geographic allocations as of December 31, 2002.

--------------------------------------------------------------------------------
  GEOGRAPHIC     % OF NET ASSETS   LARGEST PORTFOLIO POSITIONS% OF NET ASSETS
  ALLOCATION

  USA                     49.66%   Florida East Coast Industries Inc. 23.11%
  Mexico                  15.16%   PanAmerican Beverage Inc. Cl. A     8.61%
  Cayman Islands          10.87%   Consolidated Water Co.              8.37%
  Panama                   9.56%   Florida Rock Industries             6.96%
  Netherlands Antilles     3.92%   Watsco Incorporated                 4.81%
  Latin American Regional  3.29%   Carnival Corp.                      4.39%
  Puerto Rico              2.11%   Royal Caribbean Cruises Ltd.        4.07%
  Belize                   2.00%   Orthofix International N.V.         3.92%
  Virgin Islands           1.19%   Coca Cola Femsa                     3.55%
  Dominican Republic       1.11%   Seaboard Corporation                3.34%
  Costa Rica               0.81%   ---------------------------------------------
  Colombia                 0.33%
  Venezuela                0.12%
  Cuba                     0.00%
--------------------------------

================================================================================

PREMIUM/DISCOUNT

As the graph below depicts, the Fund has traded at both premiums and discounts every year except the year of inception in which it traded only at a premium. As I have stated before, we believe that closed-end funds trading at discounts to net asset value represent good value.

      PREMIUM/DISCOUNT OF THE HERZFELD CARIBBEAN BASIN FUND FROM INCEPTION

                               [GRAPHIC OMITTED]

Daily net asset values and press releases on the Fund are available on the Internet at WWW.HERZFELD.COM.

I would like to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow stockholders for their continued support and suggestions.

                                        Sincerely,

                                        /s/ Thomas J. Herzfeld

                                        Thomas J. Herzfeld
                                        Chairman of the Board and President

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
================================================================================

Shares or Principal Amount          Description                        Value
--------------------------          -----------                        -----

Common stocks - 100.12% of net assets

Banking and finance - 1.92%
     8,000   Bancolombia S.A.                                      $     18,720
    12,000   Banco Latinoamericano de Exportaciones, S.A.                54,600
    28,300   Grupo Financiero BBVA Bancomer,
             S.A. de C.V. Series O*                                      21,392
     3,600   Grupo Financiero Banorte, S.A. de C.V. Series O*             8,773
     8,400   Grupo Financiero Inbursa, S.A. de C.V. Series O*             6,984

Communications - 7.63%
    11,000   America Movil, S.A. de C.V. Series A                         7,832
    43,800   America Movil, S.A. de C.V. Series L                        31,308
    11,100   America Telecom, S.A. de C.V. Series A1*                     6,471
    72,000   AT&T Latin America Corp.*                                   15,120
     4,400   Atlantic Tele-Network                                       68,200
    11,100   Carso Global Telecom, S.A. de C.V., Series A1*              12,306
    14,500   Grupo Iusacell, S.A. de C.V. Series V*                         858
    19,000   Grupo Radio Centro S.A. ADR                                 37,050
     3,400   Grupo Televisa S.A. GDR*                                    94,962
    12,100   Grupo Televisa, S.A., Series CPO*                           16,767
    11,000   Telefonos de Mexico, S.A. de C.V. Series A                  17,503
    39,300   Telefonos de Mexico, S.A. de C.V. Series L                  62,534
    21,000   Tricom S.A. ADR*                                            63,420
    13,900   TV Azteca S.A. de C.V. Series CPO*                           4,052

Conglomerates - 3.00%
     4,900   Alfa S.A. de C.V.                                            7,834
    42,024   Carlisle Holdings Inc.*                                    115,146
     3,100   Corporacion Interamericana de Entretenimiento,
               S.A. de C.V. Series B*                                     5,096
     4,200   Desc, S.A. de C.V. Series B                                  1,646
     3,300   Grupo Carso, S.A. de C.V. Series A1*                         8,073
     3,300   U.S. Commercial Corp. S.A. de C.V.*                          1,356
     2,600   Vitro, S.A. Series A                                         1,988
    13,000   Vitro Sociedad Anonima ADR                                  31,070

------------------------
*Non-income producing

                             See accompanying notes.

================================================================================

Shares or Principal Amount          Description                        Value
--------------------------          -----------                        -----

Construction and related - 8.88%
    10,000   Cemex, S.A. de C.V. Series CPO                        $     42,938
     1,936   Ceramica Carabobo Cl. A ADR*                                 1,452
     4,000   Consorcio ARA, S.A. de C.V. Series A1*                       5,925
     5,200   Empresas ICA, Sociedad Controladora, S.A. de C.V.*             875
    10,500   Florida Rock Industries, Inc.                              399,525
    19,950   Mastec, Inc.*                                               58,853

Consumer products and related manufacturing - 10.35%
   800,000   Atlas Electricas S.A.                                       46,488
     1,918   Buenos Aires Embotelladora S.A.*                                10
    11,400   Coca Cola Femsa S.A. de C.V. ADR                           204,060
     6,400   Grupo Casa Saba S.A. ADR*                                   67,648
    16,850   Watsco Incorporated                                        276,003

Food, beverages and tobacco - 9.48%
     5,800   Fomento Economico Mexicano, S.A. de C.V. Series UBD         21,024
     7,300   Grupo Bimbo, S.A. de C.V. Series A                          10,737
     7,300   Grupo Modelo, S.A. de C.V. Series C                         17,783
    23,800   PanAmerican Beverage Inc. Class A                          494,564

Investment companies - 3.02%
    11,745   The Latin America Equity Fund, Inc.                        113,574
     7,900   The Latin American Discovery Fund, Inc.                     60,040

Leisure - 8.46%
    10,100   Carnival Corp.                                             251,995
    14,000   Royal Caribbean Cruises Ltd.                               233,800

Medical - 3.92%
     8,000   Orthofix International N.V.*                               225,192

Pulp and paper - 0.23%
     5,700   Kimberly-Clark de Mexico, S.A. de C.V. Series A             13,074

Railroad and landholdings - 23.11%
    57,200   Florida East Coast Industries, Inc.                      1,327,040

------------------------
*Non-income producing

                             See accompanying notes.

================================================================================

Shares or Principal Amount          Description                        Value
--------------------------          -----------                        -----

Retail - 0.85%
     3,700   Controladora Comercial Mexicana,
               S.A. de C.V. Series UBC                             $      1,910
     1,380   Grupo Elektra, S.A. de C.V. Series CPO                       3,389
     7,900   Walmart de Mexico, S.A. de C.V. Series C                    15,228
    12,500   Walmart de Mexico, S.A. de C.V. Series V                    28,431

Trucking and marine freight - 5.98%
       800   Seaboard Corporation                                       192,000
    46,600   Trailer Bridge, Inc.*                                       99,724
    10,000   Grupo TMM S.A. ADR*                                         51,500

Utilities - 10.87%
    12,000   Caribbean Utilities Ltd., Class A                          143,640
    32,600   Consolidated Water, Inc.                                   480,524

Other - 2.42%
     2,414   Mantex S.A.I.C.A*                                            5,013
    32,120   Margo Caribe Inc.                                          121,092
       833   Siderurgica Venezolana Sivensa ADR*                            183
    20,000   Xcelera, Inc.*                                              12,600
                                                                   ------------

TOTAL COMMON STOCKS (COST $6,980,120)                              $  5,748,895

Bonds - 0% of net assets
   165,000   Republic of Cuba - 4.5%, 1977 - in default
               (cost $63,038) (note 2)*                                      --

OTHER ASSETS LESS LIABILITIES - (0.12%) OF NET ASSETS             ($      7,065)
                                                                   ------------

NET ASSETS - 100% (a)                                              $  5,741,830
                                                                   ============

(a) The cost for federal income tax purposes was $7,043,158. At December 31, 2002, net unrealized loss for all securities based on tax cost was $1,294,263. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $976,310 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,270,573.

------------------------
*Non-income producing

                             See accompanying notes.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
================================================================================

ASSETS

   Investment in securities, at value (cost $7,043,158) (Note 2)    $ 5,748,895
   Cash                                                                 157,683
   Dividends and interest receivable                                      9,587
   Other assets                                                          33,249
                                                                    -----------
      TOTAL ASSETS                                                  $ 5,949,414

LIABILITIES

   Dividends payable                                   $   129,950
   Accrued investment advisor fee (Note 3)                  34,643
   Other payables                                           42,991
                                                       -----------

      TOTAL LIABILITIES                                    207,584
                                                       -----------

NET ASSETS (Equivalent to $3.42 per share
   based on 1,677,636 shares outstanding)                           $ 5,741,830
                                                                    ===========


Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
      shares authorized; 1,677,636 shares issued
      and outstanding                                               $     1,678
   Additional paid-in capital                                         8,362,502
   Undistributed net investment loss                                 (1,054,335)
   Undistributed net realized loss on investments                      (273,752)
   Net unrealized loss on investments                                (1,294,263)
                                                                    -----------

      TOTAL                                                         $ 5,741,830
                                                                    ===========

                            See accompanying notes.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2002
================================================================================

INVESTMENT INCOME

   Dividends                                                          $  36,984
                                                                      ---------

EXPENSES
   Investment advisor fee (Note 3)                     $  46,055
   Custodian fees                                         27,519
   Professional fees                                      18,345
   Insurance                                              12,812
   Transfer agent                                          8,919
   Printing                                                6,485
   Listing fees                                            4,077
   Director fees                                           3,975
   Postage                                                 3,058
   Proxy services                                          1,363
   Miscellaneous                                          14,816
                                                       ---------
      Total expenses                                     147,424
                                                       ---------

      INVESTMENT LOSS - NET                                            (110,440)

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   Net realized loss on investments                                    (616,149)
   Change in unrealized gain on investments                              30,293
                                                                      ---------
      NET LOSS ON INVESTMENTS                                          (585,856)
                                                                      ---------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    ($696,296)
                                                                      =========

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS
                                                      ENDED           YEAR
                                                    12/31/02          ENDED
                                                   (UNAUDITED)       6/30/02

INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS:
   Investment loss - net                          ($   110,440)    ($   176,134)
   Net realized gain (loss) on investments            (616,149)         129,946
   Change in unrealized loss on investments             30,293       (1,768,169)
                                                  ------------     ------------
      Net increase (decrease) in net assets from
         operations                                   (696,296)      (1,814,357)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Investment income and short-term
     realized gains                                         --         (170,448)
   Realized gains - long-term                         (129,950)         (89,753)
                                                  ------------     ------------
      Total distributions                             (129,950)        (260,201)

TOTAL DECREASE IN NET ASSETS                      ($   826,246)    ($ 2,074,558)

NET ASSETS:

   Beginning of year                              $  6,568,076     $  8,642,634
                                                  ------------     ------------

   End of year                                    $  5,741,830     $  6,568,076
                                                  ============     ============

                            See accompanying notes.


RESULTS OF NOVEMBER 13, 2002 STOCKHOLDER MEETING
================================================================================

The annual meeting of stockholders of the Fund was held on November 13, 2002. At the meeting two nominees for Director were elected as follows:


                                VOTES FOR     VOTES WITHHELD
Thomas J. Herzfeld              1,386,245         31,123
Michael A. Rubin                1,340,444         76,924


The terms of office as directors of Cecilia Gondor, Ann S. Lieff and Albert L. Weintraub continued after the meeting.

FINANCIAL HIGHLIGHTS
========================================================================================================================

                                           SIX MONTHS ENDED                       YEAR ENDED JUNE 30
                                               12/31/02       ----------------------------------------------------------
                                             (UNAUDITED)         2002            2001            2000            1999
                                              ----------      ----------      ----------      ----------      ----------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $     3.92      $     5.15      $     5.02      $     6.12      $     6.43
Operations:
   Net investment loss                             (0.07)          (0.10)          (0.07)          (0.10)          (0.11)
   Net realized and unrealized gain (loss)
     on investments                                (0.35)          (0.98)           0.20           (1.00)           0.51
                                              ----------      ----------      ----------      ----------      ----------
      Total from (to) operations                   (0.42)          (1.08)           0.13           (1.10)           0.40
                                              ----------      ----------      ----------      ----------      ----------

Distributions:
   From investment income net                         --           (0.10)             --              --              --
                                                              ----------

   From net realized gains                         (0.08)          (0.05)             --              --           (0.71)
                                              ----------      ----------                                      ----------
      Total distributions                          (0.08)          (0.15)             --              --           (0.71)

Net asset value, end of  period               $     3.42      $     3.92      $     5.15      $     5.02      $     6.12
                                              ----------      ----------      ----------      ----------      ----------

Per share market value, end of period         $     3.32      $     3.48      $     4.20      $     5.06      $     6.00
                                              ----------      ----------      ----------      ----------      ----------

Total investment return (loss) based on
   market value per share                         (4.61%)1       (13.45%)        (17.04%)        (15.63%)         11.83%
                                              ----------      ----------      ----------      ----------      ----------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000's)          $    5,742      $    6,568      $    8,643      $    8,424      $   10,272
                                              ----------      ----------      ----------      ----------      ----------

Ratio of expenses to average net assets            5.06%1          3.77%           3.11%           3.11%           3.30%
                                              ----------      ----------      ----------      ----------      ----------

Ratio of investment loss -
  net to average net assets                       (3.79%)1        (2.45%)         (1.33%)         (1.76%)         (1.95%)
                                              ----------      ----------      ----------      ----------      ----------

Portfolio turnover rate                               0%             18%             27%             10%             59%
                                              ----------      ----------      ----------      ----------      ----------

1 This ratio has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.

                             See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND RELATED MATTERS
--------------------------------

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January, 1994. The Fund is listed on the NASDAQ SmallCap Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At  December  31,  2002,  the  Fund  had  investments  in  companies   operating
principally in Mexico, The Cayman Islands and Panama, representing approximately 15%, 11% and 10% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is Investors Bank & Trust Company, based in Boston, Massachusetts.

SECURITY VALUATION
------------------

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

INCOME RECOGNITION
------------------

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-

NOTES TO FINANCIAL STATEMENTS
================================================================================

dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

DEPOSITS WITH FINANCIAL INSTITUTIONS
------------------------------------

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
-----------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES
------------

The Fund qualifies as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) is not subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

The Fund has adopted a June 30 year-end for federal income tax purposes.

DISTRIBUTIONS TO STOCKHOLDERS
-----------------------------

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

NOTE 2. NON-MARKETABLE SECURITES OWNED

Investment in securities includes $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995. As of December 31, 2002, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the Advisor), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets.

During the six months ended December 31, 2002, the Fund paid $180 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2002, purchases and sales of investment securities were $0 and $236,219, respectively.

At December 31, 2002, the Fund's investment portfolio had gross unrealized gains of $976,310 and gross unrealized losses of $2,270,573, resulting in a net unrealized loss of $1,294,263.


PRIVACY POLICY
================================================================================

INFORMATION WE COLLECT

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

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THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL  33116